Supplement to the
Fidelity Advisor® Balanced Fund
Class A, Class M, Class C, Class I and Class Z
October 30, 2021
Prospectus

Brian Lempel no longer serves as a co-manager of the fund.

The following information replaces similar information found in the “Fund Summary” section under the “Investment Adviser” heading.

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) and other investment advisers serve as sub-advisers for the fund.

The following information supplements similar information found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Priyanshu Bakshi (co-manager) has managed the fund since January 2022.

Matthew Drukker (co-manager) has managed the fund since January 2022.

Ali Khan (co-manager) has managed the fund since January 2022.

The following information replaces similar information found in the “Fund Management” section under the “Sub-Adviser(s)” heading.

FMR H.K., at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2020, FMR H.K. had approximately $22.3 billion in discretionary assets under management. Currently, FMR H.K. has day-to-day responsibility for choosing certain types of investments for the fund. FMR H.K. is an affiliate of the Adviser.

The following information supplements the biographical information found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Priyanshu Bakshi is co-manager of the fund, which he has managed since January 2022. He also manages other funds. Since joining Fidelity Investments in 2015, Mr. Bakshi has worked as a research analyst, sector leader, and portfolio manager.

Matthew Drukker is co-manager of the fund, which he has managed since January 2022. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Drukker has worked as a research analyst and portfolio manager.

Ali Khan is co-manager of the fund, which he has managed since January 2022. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Khan has worked as an equity research associate and portfolio manager.

AIG-22-02 1.744347.158	January 18, 2022